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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in Registration Statement No.333-30128 of United Leisure Corporation on Form S-3 of our report dated March 17, 2000 appearing in this Annual Report on Form 10-KSB of United Leisure Corporation for the year ended December 31, 1999.



                                              /s/ Hollander, Lumer & Co. LLP
                                              ------------------------------
                                              Hollander, Lumer & Co. LLP


Los Angeles, California
March 27, 2000